Exhibit 99.3

IBN Announces Latest Episode of The Bell2Bell Podcast featuring Suchit Punnose, Founder & CEO of Modulex Modular Buildings Plc

LOS ANGELES, March 23, 2023 (GLOBE NEWSWIRE) — via InvestorWire — IBN, a multifaceted communications organization engaged in connecting public companies to the investment community, is pleased to announce the release of the latest episode of The Bell2Bell Podcast as part of its sustained effort to provide specialized content distribution via widespread syndication channels.

The Bell2Bell Podcast delivers informative updates and exclusive interviews with executives operating in fast-moving industries. Bell2Bell’s latest podcast features Suchit Punnose, Founder & CEO of Modulex Modular Buildings Plc, a ConstrucTech company harnessing emerging technologies like AI, blockchain and IoT to efficiently meet burgeoning housing and infrastructure needs. PHP Ventures Acquisitions Corp. (Nasdaq: PPHPU) (Nasdaq: PPHP) (Nasdaq: PPHPR) (Nasdaq: PPHPW), a special purpose acquisition company, entered into a definitive business combination agreement pursuant to which it would merge with and into Modulex Modular Buildings Plc, a company registered in England and Wales with company number 0729166 (the “Target”), and Modulex Merger Sub, Cayman Islands exempted company and wholly-owned subsidiary of the Target (“Merger Sub”). Upon the closing of the business combination, which is expected in the second quarter of 2023, the combined company expects to remain listed on Nasdaq under the ticker symbol “MDLX”.

Throughout the interview, Punnose discussed Modulex and how it is addressing the various issues facing the traditional construction industry.

“Modulex is about delivering real estate version 2.0. To us, real estate version 2.0 is carbon-net-zero-certified buildings which are manufactured, not constructed. They are designed using AI with blockchain-based quality assurance and IoT-enabled smart features,” Punnose said. “All of those features encompass to us what future real estate version 2.0 stands for. It’s very topical for us to appreciate that, globally, there is a significant overhang in terms of demand for affordable housing, health care, student accommodation and various other real estate asset classes which are required in both developed economies and the global markets of the future.

“In terms of the genesis of Modulex, we looked at the problems in the construction industry. Without construction, mankind can’t progress. We need infrastructure and everything from homes and hotels to schools. The key issues that we have in the traditional construction space are related to time and cost overruns, poor quality and its large carbon footprint. The solution to delivering the vast amount of buildings required for mankind to progress in terms of infrastructure, wellbeing and lifestyle is a pivot into modular buildings. Modular buildings are delivered with high speed and high quality on a fixed cost and time guarantee, and, with the relevant carbon-net-zero certification, they address the need of the hour.”

Punnose then provided some insight into Modulex’s MegaFactory™, which is currently under construction roughly 175 miles from Mumbai, India.

“The MegaFactory is a high-capacity manufacturing facility. We’ve developed a design for a factory on a 40-acre site with plans to initially develop about half of that land into a manufacturing cluster consisting of about three sheds with a covered space of roughly 350,000 square feet, including a main assembly line fed by an ancillary shed producing bathroom pods and steel structures, as well as a timber factory producing anything timber that goes inside the buildings. We have the ability within that 40 acres to add three more main assembly lines whereby we can start with an initial production capacity of 3 million ft2, scalable to 12 million square feet per annum… It will allow us to produce hotels, hospitals, care homes, student accommodation, residences, airports – all different types of real estate – with high speed and high quality at significant volume.”

Join IBN’s Jonathan Keim and Bell2Bell’s latest guest to learn more about Modulex’s comparative advantages in its local markets across India, as well as the company’s recent milestones.

To hear the episode and subscribe for future podcasts, visit https://podcast.bell2bell.com.

About Modulex

Modulex is a ConstrucTech Company harnessing emerging technologies like Artificial Intelligence, Blockchain & Internet of Things (IoT) to meet the burgeoning housing and infrastructure needs at a pace and with optimal cost efficiency. Modulex is an incubation promoted by Red Ribbon Asset Management Plc, a Mainstream Impact Investing company, which intends to take disruptive construction technology to emerging and growth markets where there is an urgent need for infrastructure such as health care, offices and affordable housing. For more information, visit the company’s website at www.Modulex.in

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Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements,” including with respect to the proposed Business Combination, within the meaning of the federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to Modulex’s products, the likelihood of regulatory approval of such products and their proposed uses; Modulex’s growth prospects and Modulex’s potential target markets, as well as the size of those markets; Modulex’s projected financial and operational performance; new product and service offerings Modulex may introduce in the future; the potential business combination, including the implied business value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; the anticipated effect of the announcement or pendency of the proposed business combination on PHP’s or Modulex’s business relationships, performance, and business generally; and other statements regarding PHP’s and Modulex’s expectations, hopes, beliefs, intentions or strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of any proxy statement relating to the proposed business combination, which is expected to be filed by PHP with the SEC, other documents filed by PHP from time to time with SEC, and any risk factors made available to you in connection with PHP, Modulex and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of PHP and Modulex), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. No assurance can be given that the business combination discussed above will be completed on the terms described, or at all. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of PHP, including those set forth in the Risk Factors section of the Registration Statement and preliminary proxy statement for the proposed Business Combination. Copies of these documents are or will be available on the SEC’s website, www.sec.gov. PHP undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

In addition to factors previously disclosed in PHP’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Business Combination Agreement may not be completed in a timely manner or at all, which may adversely affect the price of PHP’s securities; (ii) the risk that the transactions contemplated by the Business Combination Agreement may not be completed by PHP’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by PHP; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Business Combination Agreement, including the adoption of the Business Combination Agreement by the stockholders of PHP, the satisfaction of the minimum cash amount following redemptions by PHP’s public stockholders, (iv) the receipt of certain governmental and regulatory approvals; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the potential effect of the announcement or pendency of the transactions contemplated by the Business Combination Agreement on Modulex’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Business Combination Agreement disrupt current plans and operations of Modulex; (viii) the outcome of any legal proceedings that may be instituted against Modulex or PHP related to the Business Combination Agreement or the transactions contemplated thereby; (ix) the risk that PHP will be unable to maintain the listing of PHP’s securities on Nasdaq Capital Market; (x) the risk that the price of PHP’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Modulex operates, variations in performance across competitors, changes in laws and regulations affecting Modulex’s business and changes in the capital structure; (xi) the inability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Business Combination Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Modulex operates, (xiii) the risk of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which Modulex’s customers and suppliers operate in that could adversely impact Modulex’s operations or the SPAC market generally; (xiv) the risk of supply chain and supply route challenges, including COVID-19, could result in delays or increased costs for Modulex and partners deploying their technologies; (xv) the risk that Modulex may not achieve or sustain profitability; (xvi) the risk that Modulex will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that Modulex experiences difficulties in managing its growth and expanding operations; (xviii) the inability to complete a PIPE financing on attractive terms or at all; (xix) changes in overall economic conditions that impact spending on Modulex’s products; and (xx) deterioration in conditions of the building construction industry or in broader economic conditions.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties, and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about PHP and Modulex or the date of such information in the case of information from persons other than PHP or Modulex, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Modulex’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

NO OFFER OR SOLICITATION

This press release relates to a proposed Business Combination between PHP and Modulex and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of PHP or Modulex, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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